SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

Daleen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27491	65-0944514

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Clint Moore Road, Suite 230, Boca Raton, Florida	33487

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (561) 999-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 15, 2004, pursuant to the terms and conditions of the Agreement and Plan of Merger and Share Exchange, dated as of May 7, 2004, as amended (the “Merger Agreement”), by and among Daleen Technologies, Inc. (the “Company”), Daleen Holdings, Inc. (now known as Viziqor Holdings, Inc.) (“Holdings”), Parallel Acquisition, Inc. (“Parallel Acquisition”), Behrman Capital II, L.P. (“Behrman Capital”) and Strategic Entrepreneur Fund II, L.P. (“SEF”), in connection with the completion of the Company’s previously announced merger (the “Merger”) with Parallel Acquisition, each of the Company’s Directors tendered their resignation from the Company’s Board of Directors effective upon completion of the Merger, which also occurred on October 15, 2004.

Item 8.01. Other Events.

     On October 15, 2004, the Company issued a press release announcing the results of its special meeting of stockholders reconvened on October 15, 2004 and the completion of the Merger with Parallel Acquisition. At the special meeting, the Company’s stockholders approved and adopted the Merger Agreement. Pursuant to the Merger Agreement, Parallel Acquisition was merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Holdings, and Behrman Capital and SEF exchanged all of their shares of the Company’s Series F Convertible Preferred Stock, par value $0.01 per share, immediately prior to the completion of the Merger for shares of preferred stock of Holdings.

     As a result of the completion of the Merger, the Company became a privately held corporation wholly owned by Holdings. Shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), are no longer quoted on the OTC Bulletin Board, and the registration of the Company’s Common Stock, the Company’s only class of securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), was terminated. As a result, effective as of October 15, 2004, the Company will cease to file periodic reports with the Securities and Exchange Commission under the Exchange Act.

     The Company’s press release dated October 15, 2004 announcing the results of the special meeting and completion of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits

     99.1 Press Release dated October 15, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DALEEN TECHNOLOGIES, INC.
By:	/s/ GORDON QUICK
Gordon Quick
President and Chief Executive Officer

Dated: October 15, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 15, 2004